UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 11, 2007

                      IN VERITAS MEDICAL DIAGNOSTICS, INC.
                     -------------------------------------
               (Exact name of registrant as specified in charter)

          Colorado                   000-49972                84-15719760
-----------------------------    ----------------         ------------------
(State or other jurisdiction     (Commission File           (IRS Employer
    of incorporation)                 Number)             Identification No.)


  The Green House, Beechwood Business Park, North, Inverness, Scotland IV2 3BL
               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                               011-44-1463-667347

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                     1065 Avenue of the Americas, 21st Floor
                            New York, New York 10018
                               Tel: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

/_/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/_/ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation

On January 11, 2007, In Veritas Medical Diagnostics, Inc. (the "Company") entered into a modification agreement (the "Agreement") with Longview Fund, L.P. ("Longview"). Pursuant to the Agreement, the Company issued to Longview two 18% secured subordinated convertible debentures in an aggregate principal amount of $309,300, including a modified debenture in a principal amount of $261,300 (the "Modified Debenture") and a new debenture in a principal amount of $48,000 (collectively, the "Debentures").

The Debentures mature on April 30, 2008, bear interest at the rate of 18% per annum, and are convertible into shares of the Company's common stock at a conversion price of $0.05 per share. Pursuant to the terms of the Modified Debenture, the Company is required to make lump sum payments to Longview in an aggregate amount of $25,000, including a payment of $12,500 no later than February 28, 2007 and another $12,500 payment no later than March 30, 2007, both of which shall be applied against the principal amount. Also pursuant to the terms of the Modified Debenture, the Company is required to make monthly payments of $15,000 beginning on November 30, 2007.

The issuance of the securities described above is exempt from registration requirements of the Securities Act of 1933 (the "Securities Act") pursuant to
Section 4(2) of such Securities Act and/or Regulation D promulgated thereunder based upon the representations of Longview that it is an "accredited investor" (as defined under Rule 501 of Regulation D) and that it is purchasing such securities without a present view toward a distribution of the securities. In addition, there was no general advertisement conducted in connection with the sale of the securities.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1     Modification Agreement
10.2     Modified 18% Secured Subordinated Convertible Debenture
10.3     18% Secured Subordinated Convertible Debenture

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IN VERITAS MEDICAL DIAGNOSTICS, INC.

Date:  January 18, 2007
                                      /s/ Martin Thorp
                                     -----------------
                                          Martin Thorp
                                          Chief Financial Officer